Exhibit 10.28

THIRD AMENDMENT TO AGREEMENT FOR THE PURCHASE

OF ALL THE SHARES

OF CAPITAL STOCK OF COLLINS CONSTRUCTION, INC.

THIS THIRD AMENDMENT TO AGREEMENT FOR THE PURCHASE OF ALL THE SHARES OF CAPITAL STOCK OF COLLINS CONSTRUCTION, INC. (" Third Amendment") is made and entered into by and between COLLINS CONSTRUCTION, INC., a Colorado corporation ("Collins"), FRANK W. COLLINS and JOSHUA GOODSELL ("Sellers") and GEOBIO ENERGY, INC., a publicly-traded Colorado corporation ("Purchaser"), WITNESSETH:

WHEREAS, the parties entered into that certain Agreement for the Purchase of All the Shares of Capital Stock of Collins Construction, Inc., having an effective date of March 31, 2010 as amended by the First Amendment to Agreement for the Purchase of All the Shares of Capital Stock of Collins Construction, Inc. dated June 1, 2010 and the Second Amendment to Agreement for the Purchase of All the Shares of Capital Stock of Collins Construction, Inc. (the "Purchase Agreement"); and

WHEREAS, in accordance with the Second Amendment to the Purchase Agreement, Purchaser elected to extend the Closing Date until September 15, 2010; and

WHEREAS, the parties are desirous of further extending Closing as set forth below.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, the parties hereto agree to amend the Purchase Agreement as follows:

1. Closing will take place on or before November 30, 2010.

2. All other terms, conditions and provisions of the Purchase Agreement shall remain the same and in full force and effect. In the event of any conflict between the Purchase Agreement and this Third Amendment, the terms and conditions of this Third Amendment shall control.

This document may be executed in various counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the parties.

The signature of any party transmitted electronically shall be deemed as valid and binding as all original signature.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment the _____ day of September, 2010.

SELLERS:                                                                BUYER:

_____________________                                                                GEOBIO ENERGY, INC.,
Frank W. Collins, President                                                                           a publicly-traded Colorado Corporation

_____________________                                                                By:
Joshua Goodsell

COLLINS CONSTRUCTION, INC.
a Colorado corporation

By: ___________________________
Frank W. Collins, President